Exhibit 10.1(b)


                             Schedule of Purchasers
                             ----------------------



                           Number of Series I                            Incentive Bonus
Name of Purchaser      Preferred Shares Purchased     Purchase Price        Dislarged
-----------------      --------------------------     --------------        ---------

Michael J. Parrella                81                 $       81,000     $   125,000

Irene Lebovics                     27                 $       27,000     $    46,000

Cy E. Hammond                      41                 $       41,000     $    72,000

R. Wayne Darville               63.33253              $    63,332.53     $   100,000
